
Louisiana
Texas
GULF of MEXICO

McMoRan EXPLORATION CO.

Buried Treasures on the Shelf

3rd Quarter 2011 Conference Call

James R. Moffett
Co-Chairman of the Board, President & CEO

Richard C. Adkerson
Co-Chairman of the Board

October 17, 2011

MMR LISTED NYSE

www.mcmoran.com

Cautionary Statement

This is an oral presentation which is accompanied by slides. Readers are urged to review our SEC filings.

This presentation contains forward-looking statements that involve a number of assumptions, risks and uncertainties that could cause actual results to differ materially from those contained in the forward-looking statements. We caution readers that forward-looking statements are not guarantees of future performance or exploration and development success, and our actual exploration experience and future financial results may differ materially from those anticipated, projected or assumed in the forward-looking statements. Such forward-looking statements include, but are not limited to, statements regarding various oil and gas discoveries, oil and gas exploration, development and production activities, capital expenditures, reclamation costs, anticipated and potential production and flow rates, and other statements that are not historical facts. No assurance can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on our results of operations or financial condition. Important factors that may cause actual results to differ materially from those anticipated by forward-looking statements include, but are not limited to, those associated with general economic and business conditions, failure to realize expected value creation from acquired properties, variations in the market demand for, and prices of, oil and natural gas, drilling results, unanticipated fluctuations in flow rates of producing wells due to mechanical or operational issues (including those experienced at wells operated by third parties where we are a participant), changes in oil and natural gas reserve expectations, the potential adoption of new governmental regulations, unanticipated hazards for which we have limited or no insurance coverage, failure of third party partners to fulfill their capital and other commitments, the ability to satisfy future cash obligations and environmental costs, adverse conditions, such as high temperatures and pressure that could lead to mechanical failures or increased costs, the ability to retain current or future lease acreage rights, the ability to satisfy future cash obligations and environmental costs, access to capital to fund drilling activities, as well as other general exploration and development risks and hazards, and other factors described in more detail in Part I, Item 1A. "Risk Factors" included in our Annual Report on Form 10-K for the year ended December 31, 2010, filed with the SEC as updated by our subsequent filings with the SEC.

Investors are cautioned that many of the assumptions upon which our forward-looking statements are based are likely to change after our forward-looking statements are made, including for example the market prices of oil and natural gas, which we cannot control, and production volumes and costs, some aspects of which we may or may not be able to control. Further, we may make changes to our business plans that could or will affect our results. We caution investors that we do not intend to update our forward-looking statements, notwithstanding any changes in our assumptions, changes in our business plans, our actual experience, or other changes, and we undertake no obligation to update any forward-looking statements more frequently than quarterly.

The SEC requires oil and gas companies, in their filings with the SEC, to disclose proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. Beginning with year-end reserves for 2009, the SEC permits oil and gas companies, in their filings with the SEC, to disclose probable and possible reserves, as such terms are defined by the SEC. We use certain phrases and terms in this presentation, such as "gross unrisked potential" and "reserve potential," which the SEC's guidelines prohibit us from including in filings with the SEC. "Gross unrisked potential" and "reserve potential" do not take into account the certainty of resource recovery, which is contingent on exploration success, technical improvements in drilling access, commerciality and other factors, and are therefore not indicative of expected future resource recovery and should not be relied upon. We urge you to consider closely the disclosure of proved reserves included in McMoRan's Annual Report on Form 10-K for the year ended December 31, 2010.

This presentation contains a financial measure, earnings before interest, taxes, depreciation, amortization and exploration expenses (EBITDAX), commonly used in the oil and natural gas industry but not defined under GAAP. As required by SEC Regulation G, reconciliations of this measure to amounts reported in McMoRan's consolidated financial statements are included in the supplemental schedules of this presentation.

McMoRan

3Q11 Highlights

Buried Treasures on the Shelf

- **Davy Jones No. 1 Completion Activities On Track for YE 2011 Flow Test**

- **Advanced Industry Leading Deep Drilling on GOM Shelf**
  - **Blackbeard East – By-pass Well in Progress**
  - **Lafitte – Interim Results Indicated Miocene Sands that Appear to be Hydrocarbon Bearing**

- **Favorable Production Performance**
  - **3Q Rate of 187 MMcfe/d Exceeded July Estimate**
  - **2011 Annual Estimate 187 MMcfe/d**

- **$642 MM in Cash at 9/30/11**

3Q11 Summary

Buried Treasures on the Shelf

McMoRan 3Q11 Sales Stats

	Volumes	Realization
Natural Gas	11.4 Bcf	$4.38/Mcf
Oil	0.7 MM Bbls	$100.94/Bbl
Plant Products	1.8 Bcfe	$9.39/Mcfe

Production Rate of 187 MMcfe/d Exceeded July 2011 Estimate of 180 MMcfe/d

- **Net Loss: $9.4 Million ($0.06/share), Includes:**
  - $22.6 Million in Insurance Proceeds
  - $15.3 Million in Unproductive Workover Expenses
  - $11.3 Million in Impairment Charges
  - $10.4 Million in Charges for ARO Adjustments
- **EBITDAX(1): $66.7 Million**
- **Operating Cash Flow: $42.4 Million, Including:**
  - $21.8 Million in Working Capital Sources
  - $51.2 Million in Abandonment Expenditures
- **Capital Expenditures of $145.0 Million**

(1) Please see slide 17 for reconciliation of this Non-GAAP Measure to net income.

McMoRan

Davy Jones – Major Ultra-Deep Discovery

Buried Treasures on the Shelf

2011 Drilling Results Expand Resource Potential



Located in 20 Feet of Water



220
221
222
223
DAVY JONES
SOUTH MARSH ISLAND N. ADDN
232
231
230
229
McMoRan Davy Jones Discovery Mobilizing Rig for Completion & Flow Test
233
234
235
236
246
245
Davy Jones Unit
244
243
McMoRan Davy Jones Offset Appraisal TA - Waiting on Completion Materials
1 Mile
10/11

Large Ultra-Deep Structure Encompassing 4 OCS Lease Blocks South Marsh Island 230/231/234/235

- **MMR WI: 63.4%**
- **MMR NRI: 50.2%**

What Have We Learned?

- 2 Wells Confirmed Presence of Wilcox Age Sands on Shelf & Structural Continuity
- Confirmed Prospectivity of Tuscaloosa Sands and Cretaceous Carbonates

What's Next?

- Completion/Flow Testing of Nos. 1 & 2 Wells
- New Wilcox Delineation Well on Northern Part of Structure
- New Well to Evaluate Tuscaloosa and Lower Cretaceous Updip

Davy Jones Field Development

McMoRan Has Advanced the Technology, Equipment and Processes Needed to Develop This Field

- **No. 1 Well Completion/Flow Test Expected by YE 2011**
- **No. 2 Well Completion/Flow Test Expected in 2nd Half 2012**
- **Both Wells Could Produce Immediately Following Successful Flow Tests**
- **Initial Capacity of Production Facility 150 MMcf/d; Expandable to 275 MMcf/d Quickly**


DJ #1 Wellhead
Jacket Installation


Mobilization of Production Platform for DJ #1 and Central Processing Facility for Field

Well Status Report

Buried Treasures on the Shelf



Davy Jones Field
WI: 63.4%; NRI: 50.2%
2 Successful Sub-salt Wells
#1 Well Flow Test by YE 2011
#2 Well Flow Test in 2nd Half 2012
Boudin
WI: 53.5%; NRI: 42.4%
Current Depth: 23,800'
PTD: 24,800'
Lafitte
WI: 72.0%; NRI: 58.3%
115' Net Pay in Miocene
Current Depth: 28,400'
PTD: 29,950'
Blackbeard East
WI: 72.0%; NRI: 57.4%
Current Depth: 32,000'
PTD: 34,000'
Ultra-Deep Prospect
Deep Gas Prospect

Ultra-Deep Prospects/Potential

Unrisked Potential for Ultra-Deep Focus Area: 30+ Tcfe Gross, 14+ Tcfe Net*
Gross Unrisked Potential Could Exceed 100 Tcfe


MMR Wilcox/Cretaceous Play
MMR Miocene/Wilcox Play
MMR Oligocene/Frio Play
ENGLAND
JOHN PAUL JONES
BLACKBEARD WEST
DAVY JONES
BONNET
QUEEN ANNE'S REVENGE
DRAKE
BLACKBEARD EAST (in progress)
BARATARIA
HOOK
CALICO JACK
BARBOSA
CAPTAIN BLOOD
MORGAN
LAFITTE
100'
650'
Ultra-Deep Discoveries
Ultra-Deep Prospects
McMoRan Acreage
Drilling

*Assumes McMoRan has rights to 48% NRI; actual WI & NRI are pending unitization and other parties' participation on a per prospect basis.

NOTE: We use certain phrases and terms in this presentation, such as "gross and net unrisked potential" and "resource potential" which the SEC's guidelines prohibit us from including in filings with the SEC. See Cautionary Statement.

McMoRan

2011 Outlook Summary

Buried Treasures on the Shelf

- **2011 Production Estimate***
  - **Annual Average 187 MMcfe/d**
  - **4Q11e – 170 MMcfe/d**

- **2011 Capital Expenditures Estimate – $500-550 MM**
  - **$300-350 MM in Exploration**
  - **$200 MM in Development**
  - **Spending to Continue to be Driven by Opportunities, Drilling Results and Follow-on Development Activities**

- **Abandonment Expenditures Estimate**
  - **~$140 MM in P&A Expenditures**
  - **~$60 MM Expected to be Covered by Insurance**
  - **$50 MM Escrowed as of 9/30/11 for Future P&A**
  - **Continue to Pursue Additional Reimbursements Under Insurance Programs for Other 2008 Hurricane Related Claims Expected in Future Periods**

**Dependent on the timing of planned recompletions and start ups, production performance, weather and other factors.*
e = estimate. See Cautionary Statement.

McMoRan

Cash Flow Sensitivities

Buried Treasures on the Shelf

2011e EBITDAX (1)

($ in millions)

EBITDAX Estimate Sensitivities

	Impact to Remaining 3 months
+/- $1/MMbtu Gas Price	$13
+/- $5/bbl Oil Price	$4
+/- 10% Production Volume	$11



$293
$310
$327
-$1/MMbtu
-$5/Bbl
Forward
Pricing
+$1/MMbtu
+$5/Bbl

(1) Based on 2011 production estimate from existing fields and NYMEX forward curve pricing as of October 11, 2011 ($3.69/MMbtu and $85.37/bbl for remaining 3 months of 2011).

e = estimate. See Cautionary Statement.


McMoRan
McMoRan Exploration Co.
Louisiana
Texas
Gulf of Mexico
Buried Treasures on the Shelf
Reference Slides
MMR
LISTED
NYSE
www.mcmoran.com

Blackbeard East Cross Section

Buried Treasures on the Shelf


South Timbalier Area
C
NW
C'
SE
Blackbeard East
Drilling
Queen Anne's Revenge
-10,000'
-15,000'
-20,000'
-25,000'
-30,000'
-35,000'
-40,000'
Plio-Pleistocene
Salt Weld
Upper Miocene
Salt
Middle Miocene
Lower Miocene
Oligocene
Eocene
Wilcox
Cretaceous
Salt
Current TD
PTD 34,000' MD
Upper Miocene
Lower Miocene
Middle Miocene
Salt Weld
Frio
Oligocene
Eocene
Wilcox
Salt Keel

Other Ultra-Deep Prospects with Similar Characteristics to Blackbeard

Velocity Anomaly Seen at Blackbeard East May be Visible at Other Nearby Prospects


West
East
Barbosa
2
Ship Shoal 188
3
Blackbeard West
Blackbeard East
1
Velocity Anomalies
Below Salt Weld
Salt Weld
-25,000'
-30,000'

Lafitte Cross Section



Eugene Island Area
Lafitte Prospect
B'
North
B
South
Drilling
-10,000'
-20,000'
-30,000'
-40,000'
Salt Weld
Upper Miocene
Disturbed Zone
Middle Miocene
Potential Miocene Section
Current TD
Salt
Lower
Miocene
PTD 29,950' MD
Oligocene/Frio
Eocene / Paleocene (Wilcox)
Upper Cretaceous
Tuscaloosa
Mesozoic

Boudin Cross Section



A
NW
Flatrock/Hurricane
J.B. Mountain Complex
McMoRan Boudin #2
A'
SE
(Rob L, Operc, Gyro)
(Gyro)
(Rob L)
-5,000
-10,000
-15,000
-20,000
-25,000
SMI 239 Field
209 BCFE
Rob L
Operc
Gyro
TD 22000'
PTD 24800'
"Big Blue Fault"
10/11

3Q11 Average Production Rates For Top Fields

(MMcfe/d)


West Cameron 96
Gross: 12; Net: 3
LA State Lease 18090
"Long Point"
Gross: 26; Net: 7
"Laphroaig"
Gross: 55; Net: 16
Breton Sound 33
Gross: 20; Net: 6
South Marsh Island 212
"Flatrock" Field
Gross: 164; Net: 67
Eugene Island 251
Gross: 17; Net: 8
Main Pass 299
Gross: 8; Net: 6
Vermilion 215
Gross: 6; Net: 5
West Delta 27
Gross: 7; Net: 3
High Island 537
Gross: 12; Net: 7

3Q11 Sales

Natural Gas (Bcf)	11.4
Oil (MM bbls)	0.7
Plant Products (Bcfe)	1.8

Reconciliation of Non-GAAP Measure

Buried Treasures on the Shelf

EBITDAX is a financial measure commonly used in the oil and natural gas industry but is not a recognized accounting term under accounting principles generally accepted in the United States of America (GAAP). As defined by McMoRan, EBITDAX reflects the company's adjusted oil and gas operating income (loss). EBITDAX is derived from net loss from continuing operations before interest expense, net; income tax expense; Main Pass Energy Hub™ costs; exploration expenses; depletion, depreciation and amortization expense; stock-based compensation charged to general and administrative expenses; insurance recoveries; and other income, net. EBITDAX should not be considered by itself or as a substitute for net income (loss), operating income (loss), cash flows from operating activities or any other measure of financial performance presented in accordance with GAAP, or as a measure of McMoRan's profitability or liquidity. Because EBITDAX excludes some, but not all, items that affect net income (loss), the computation of this non-GAAP financial measure may be different from similar presentations of other companies, including oil and gas companies in our industry. As a result, the EBITDAX data presented below may not be comparable to similarly titled measures of other companies. A reconciliation of net loss to EBITDAX for the third quarter ended September 30, 2011 is set forth below:

	3Q11
	($ in millions)
Net loss applicable to common stock, as reported	$ (9.4)
Preferred dividends and inducement payments for early conversion of preferred stock	10.3
Loss from discontinued operations	1.5
Loss from continuing operations, as reported	2.4
Interest expense, net	0.6
Main Pass Energy Hub™ costs	0.0
Income Tax Expense	0.0
Exploration expenses	18.2
Depreciation, depletion and amortization expense	66.7
Stock-based compensation charged to general and administrative expenses	1.6
Insurance recoveries	(22.6)
Other income, net	(0.2)
EBITDAX	$ 66.7